Exhibit 10.1

EXECUTION

AMENDMENT NO. 6 TO

MASTER REPURCHASE AGREEMENT

Amendment No. 6 to Master Repurchase Agreement, dated as of March 1, 2021 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), ALPINE SECURITIZATION LTD (“Alpine” and a “Buyer” and together with CS Cayman, the “Buyers”) and LOANDEPOT.COM, LLC (the “Seller”).

RECITALS

The Administrative Agent, CS Cayman and the Seller are parties to that certain (i) Master Repurchase Agreement, dated as of March 10, 2017 (as amended by Amendment No. 1, dated as of August 11, 2017, Amendment No. 2, dated as of January 31, 2018, Amendment No. 3, dated as of April 8, 2019, Amendment No. 4, dated as of February 26, 2020 and Amendment No. 5, dated as of September 25, 2020, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (ii) Pricing Side Letter, dated as of March 10, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement or Pricing Side Letter, as applicable.

The Administrative Agent, the Buyers and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Administrative Agent, the Buyers and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“GNMA Haircut Amount” means, with respect to a Simultaneously Funded Early Buyout Loan, an amount equal to (i) the amount due to GNMA to repurchase such Mortgage Loan from GNMA less (ii) the Purchase Price for such Mortgage Loan.

“Simultaneously Funded Early Buyout Loan” means an Early Buyout which Seller intends to be repurchased from GNMA substantially concurrently with the funding of the related Transaction hereunder.

SECTION 2. Program; Initiation of Transactions. Section 3(d) of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

d. With respect to a Simultaneously Funded Early Buyout Loan for which Seller has submitted a Transaction Request, provided that the GNMA Haircut Amount has been remitted to the Administrative Agent, Administrative Agent shall remit the purchase price due to GNMA for such Simultaneously Funded Early Buyout Loan to the general payment clearing account of Servicer. Within one (1) Business Day of such remittance, Seller shall cause Servicer to (i) segregate and remit such purchase price to the custodial account held for the Seller and (ii) report to GNMA that such Simultaneously Funded Early Buyout Loan has been repurchased from GNMA. In the event that Servicer fails to repurchase such Simultaneously Funded Early Buyout Loan, Seller shall cause Servicer to remit the Purchase Price for such Simultaneously Funded Early Buyout Loan to the account set forth in Section 9 within one (1) Business Day following the related Purchase Date. Notwithstanding the foregoing, when a Simultaneously Funded Early Buyout Loan is repurchased, the Purchase Date hereunder shall be deemed the date of remittance of proceeds by Administrative Agent to Servicer.

SECTION 3. Conditions Precedent. Section 10.b(3)(b) of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(b) If not a Wet-Ink Mortgage Loan, the Request for Certification and the related Asset Schedule delivered by Seller, and (i) with respect to Mortgage Loans other than Simultaneously Funded Early Buyout Loans, the Trust Receipt and the Custodial Asset Schedule or (ii) with respect to Mortgage Loans that are Simultaneously Funded Early Buyout Loans, a preliminary Custodial Asset Schedule, in each case, delivered by the Custodian.

SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

4.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, Buyers, and the Seller; and

(b) such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 5. Representations and Warranties. The Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on Seller’s part to be observed or performed, and that no Event of Default has occurred or is continuing, and Seller hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement as of the date hereof are true and correct in all material respects, except to the extent such representations relate to a date prior to the date hereof, in which case the representations and warranties are true and correct in all material respects as of such date.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in a Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Administrative Agent in its sole discretion.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:

Name:
Title:

CREDIT SUISSE AG, Cayman Islands Branch, as a Buyer

By:
Name:
Title:

By:
Name:
Title:

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-Fact

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 6 to Master Repurchase Agreement

LOANDEPOT.COM, LLC, as Seller

By:	/s/ Patrick Flanagan

Name: Patrick Flanagan
Title: Chief Financial Officer

Signature Page to Amendment No. 6 to Master Repurchase Agreement